Exhibit 99.16

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   July, 1999
           Series 1999-10, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %              6.869159
                                                      ----------------------
       Weighted average maturity                                     173.10
                                                      ----------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
           Principal Per     Prepayments Per  Interest Per
     Class  Certificate        Certificate     Certificate   Payout Rate
     -----  -----------        -----------     -----------   -----------
       R   $  0.00000000     $  0.00000000  $   0.00000000   %0.00000000
       PO  $  3.67806794     $  0.22271984  $   0.00000000   %0.00000000
       A1  $  5.66481842     $  2.17123284  $   5.11073326   %6.25000003
       A2  $  6.19715860     $  2.37527024  $   5.09542399   %6.25000006
       A3  $  3.53542774     $  1.35507176  $   5.17194363   %6.25000009
       S   $  0.00000000     $  0.00000000  $   0.34228679   %0.41896439
       M   $  3.53542923     $  0.00000000  $   5.17194316   %6.24999953
       B1  $  3.53543284     $  0.00000000  $   5.17194030   %6.24999605
       B2  $  3.53543554     $  0.00000000  $   5.17195122   %6.25000921
       B3  $  3.53542474     $  0.00000000  $   5.17193741   %6.24999259
       B4  $  3.53543081     $  0.00000000  $   5.17193211   %6.24998620
       B5  $  3.53541729     $  0.00000000  $   5.17195259   %6.25001095

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            42,078.78
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       186,892,818.79
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  650
                                                               -----------------
       3.
      Beginning Aggregate Class   Ending Aggregate       Ending
        Certificate Principal    Class Certificate Single Certificate
Class          Balance           Principal Balance      Balance          Cusip
-----          -------           -----------------      -------          -----
R     $                    0.00  $            0.00 $             0.00  36157RN92
PO    $              418,441.63  $      416,891.10 $           988.92  GEC9910PO
A1    $           93,219,774.34  $   92,681,616.59 $           975.60  36157RN68
A2    $           71,824,365.37  $   71,369,395.26 $           972.12  36157RN76
A3    $           18,225,743.73  $   18,160,854.56 $           989.48  36157RN84
S     $          169,882,799.83  $  168,874,923.17 $           974.56  GEC99010S
M     $            1,711,954.69  $    1,705,859.62 $           989.48  36157RP25
B1    $              665,318.82  $      662,950.08 $           989.48  36157RP33
B2    $              569,989.56  $      567,960.22 $           989.48  36157RP41
B3    $              666,311.83  $      663,939.56 $           989.48  36157RW68
B4    $              380,324.04  $      378,969.97 $           989.48  36157RW76
B5    $              285,397.90  $      284,381.80 $           989.48  36157RW84

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              3        Principal Balance     $     743,188.33
                                --------                             -----------
       2.   60-89 days
            Number              0        Principal Balance     $           0.00
                                --------                             -----------
       3.   90 days or more
            Number              0        Principal Balance     $           0.00
                                --------                             -----------
       4.   In Foreclosure
            Number              0        Principal Balance     $           0.00
                                --------                             -----------
       5.   Real Estate Owned
            Number              0        Principal Balance     $           0.00
                                --------                             -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------